UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 22, 2024

SKYE BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55136	45-0692882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11250 El Camino Real, Suite 100, San Diego, CA 92130
(Address of principal executive offices)

(858) 410-0266
(Registrant’s telephone number, including area code)
_________________________

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SKYE	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in 5.07 below, on October 22, 2024, at the special meeting of stockholders (the “Special Meeting”) of Skye Bioscience, Inc. (the “Company”), the Company's stockholders voted to approve the second amendment and restatement of the Company's Amended and Restated 2014 Omnibus Incentive Plan to increase the number of shares of the Company's common stock, par value $0.001 per share (the “Common Stock”), issuable thereunder by 1,535,655, while retaining the automatic share replenishment feature of the plan, increase the number of incentive stock options that may be granted thereunder to 4,000,000, extend the expiration date of the plan to September 10, 2034, update the name of the plan to the “Skye Bioscience, Inc. Amended and Restated Omnibus Incentive Plan” and make certain housekeeping amendments (as so amended and restated, the “Amended and Restated Plan”) The Amended and Restated Plan was previously approved by the Company’s board of directors, subject to approval by the stockholders of the Company at the Special Meeting, and became effective upon such stockholder approval.

The material terms of the Amended and Restated Plan were described in the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 23, 2024 (the "Proxy Statement"), which description is incorporated by reference herein. The descriptions of the Amended and Restated Plan in the Proxy Statement and herein are qualified in their entirety by reference to the Amended and Restated Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Special Meeting, holders of 23,686,215 shares of the Company’s Common Stock were present in person or represented by proxy, constituting a quorum.

The following are the voting results of the proposal to approve the Amended and Restated Plan that was presented to the Company's stockholders at the Special Meeting:

Votes For	Votes Against	Abstentions
17,444,443	6,228,672	13,100

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1
Skye Bioscience, Inc. Amended and Restated Omnibus Incentive Plan (incorporated by reference to Appendix A to the Company's Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on September 23, 2024)

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYE BIOSCIENCE, INC.

Dated: October 23, 2024	/s/ Punit Dhillon
Name: Punit Dhillon
Title: Chief Executive Officer